Impact of Covid-19	12 Months Ended
Dec. 31, 2023
Impact of Covid-19 [Abstract]
IMPACT OF COVID-19

NOTE 17 — IMPACT OF COVID-19

The COVID-19 has negatively impacted the global economy, disrupted consumer spending and global supply chains, and created significant volatility and disruption of financial markets. The Company experienced some resulting disruptions to the Company’s business operations, and the Company expected the COVID-19 pandemic could have a material adverse impact on the Company’s business and financial performance.

Due to the ongoing recession caused by the COVID-19, the Company’s business is likely to be adversely impacted. The effects of recession can also increase economic instability with vendors and customers.